TRANSAMERICA FUNDS

Transamerica International Focus

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and Statement of Additional Information

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On December 12, 2024, the Board of Trustees (the “Board”) of Transamerica Funds approved Sands Capital Management, LLC (“Sands Capital”) to continue as the sub-adviser to the fund pursuant to a new investment sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Sands Capital (the “New Sub-Advisory Agreement”) effective as of December 12, 2024. TAM will continue to serve as the fund’s investment manager.

On October 25, 2024, the Board approved Sands Capital as the interim sub-adviser to the fund pursuant to an interim investment sub-advisory agreement between TAM and Sands Capital (the “Interim Sub-Advisory Agreement”), replacing Epoch Investment Partners, Inc., as the sub-adviser to the fund effective as of the close of business on October 25, 2024. The Interim Sub-Advisory Agreement had a duration of no greater than 150 days. Pursuant to its terms, the Interim Sub-advisory Agreement terminated on the effective date of the New Sub-Advisory Agreement.

In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024: (i) the fund’s principal investment strategies and principal risks were revised; and (ii) the fund’s management fee schedule and sub-advisory fee schedule were reduced as discussed in the supplement dated October 25, 2024 to the fund’s summary prospectuses, prospectuses and statement of additional information.

An information statement will be made available to investors that will provide certain information about the new sub-adviser and the terms of the New Sub-Advisory Agreement.

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Investors Should Retain this Supplement for Future Reference

December 12, 2024